UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

CONCUR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of principal executive offices)	(Zip Code)

(425) 702-8808

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On May 3, 2010, Concur Technologies, Inc. (the “Company”) announced that William W. Canfield resigned as a member of registrant’s Board of Directors on April 30, 2010.

On May 3, 2010, John F. Adair tendered his resignation as the Company’s Chief Financial Officer, and Frank Pelzer was appointed the Company’s Chief Financial Officer, with both resignation and appointment to be effective May 17, 2010. Mr. Adair previously announced his plans to retire to attend to family needs. Mr. Adair will remain employed by the Company for an unspecified period of time, reporting to the Chief Executive Officer in a non-executive officer capacity.

Mr. Pelzer, age 39, has been employed by Deutsche Bank since 2004, including as a Director of the Software Investment Banking group since January 2007, and in other investment banking capacities prior to that. Prior to 2004, Mr. Pelzer was a Vice President with Credit Suisse First Boston and a management consultant with Kurt Salmon Associates. Mr. Pelzer will receive a base salary of $350,000 per year and be eligible to participate in the Company’s 2010 Corporate Bonus Plan, with a target bonus of $225,000 for fiscal 2010. He will receive relocation assistance, will be granted 40,000 restricted stock units, vesting over four years, and will be eligible to receive a minimum grant of 30,000 restricted stock units in each of the next three fiscal years, subject to acceleration in the event of a change of control. The foregoing description of the terms of Mr. Pelzer’s offer letter does not purport to be complete and is qualified in its entirety by reference to Mr. Pelzer’s offer letter, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Mr. Pelzer is also expected to enter into the registrant’s standard form of indemnity agreement for directors and executive officers.

There are no family relationships between Mr. Pelzer and any director or executive officer of Concur, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Pelzer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Offer Letter, dated May 3, 2010, by and between Concur Technologies, Inc. and Frank Pelzer.

99.2	Press release, dated May 3, 2010, announcing executive officer change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: May 4, 2010	By:	/s/ Kyle R. Sugamele
Kyle R. Sugamele Chief Legal Officer (duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Offer Letter, dated May 3, 2010, by and between Concur Technologies, Inc. and Frank Pelzer.

99.2	Press release, dated May 3, 2010, announcing executive officer change.